UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 12, 2010

(Date of Report — Date of earliest event reported)
TRONOX INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-32669	20-2868245

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3301 N.W. 150th Street Oklahoma City, Oklahoma	73134

(Address of principal executive offices)	(Zip Code)
(405) 775-5000

(Registrant’s telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant
     On May 18, 2010, Tronox Incorporated (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting that the Company’s Board of Directors approved the dismissal of Ernst & Young LLP (“E&Y”) as the Company’s independent registered accounting firm. In accordance with Item 4.01 of Form 8-K and Item 304 of Regulation S-K, the Company provided E&Y with a copy of its disclosure contained in the Initial Form 8-K and requested that E&Y furnish the Company with a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Company’s expression of its views, or the respect in which it does not agree with the statements made by the Company in the Initial Form 8-K. On May 28, 2010, the Company received E&Y’s response letter, a copy of which is attached hereto as Exhibit 16.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
16.1	Letter from Ernst & Young, dated May 28, 2010, to the Securities and Exchange Commission regarding statements included in the Form 8-K filed by Tronox Incorporated on May 18, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX INCORPORATED
By:	/s/ Michael J. Foster
Michael J. Foster
Vice President, General Counsel and Secretary

Dated: June 2, 2010

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Ernst & Young, dated May 28, 2010, to the Securities and Exchange Commission regarding statements included in the Form 8-K filed by Tronox Incorporated on May 18, 2010